SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 29, 2000

                        EGAIN COMMUNICATIONS CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-30260                 77-0466366
------------------------------  ------------------  ----------------------------
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)            File Number)        Identification Number)


          455 W. MAUDE AVENUE, SUNNYVALE, CA                  94086
     ----------------------------------------------   ----------------------
        (Address of principal executive offices)            (Zip Code)

                                 (408) 212-3400
                                 --------------
                         (Registrant's telephone number,
                              including area code)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 16, 2000, by and among eGain Communications Corporation (the "Company" or "Registrant"), a Delaware corporation, Inference Corporation ("Inference") a Delaware corporation and Intrepid Acquisition Corp. ("Merger Subsidiary"), a Delaware corporation, on June 29, 2000 Merger Subsidiary merged with and into Inference whereupon the separate existence of Merger Subsidiary ceased to exist and Inference, as the surviving corporation, became a wholly-owned subsidiary of the Company. Pursuant to the terms of the Merger Agreement, each outstanding share of Inference common stock was converted into the right to receive 0.7362 shares of the Company's common stock. In addition, each option to acquire Inference common stock outstanding immediately prior to the effective time of the merger has been converted into an option to purchase that number of shares of the Company into which the shares of Inference common stock underlying the option would have been converted in the merger. eGain issued approximately 5,901,481 shares of its common stock in the merger and assumed options that can be exercised for approximately 1,609,525 shares of the Company's common stock.

         The foregoing descriptions of the Merger Agreement are qualified in their entirety to the full text of the Merger Agreement, a copy of which is attached hereto as an exhibit and which is incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

         The consolidated balance sheets of Inference at January 31, 2000 and 1999 and the related consolidated statements of operations, cash flows and shareholders' equity for each of the three years in the period ended
January 31, 2000, including the report of independent auditors thereon, included in Inference's Annual Report on Form 10-K/405 for the year ended January 31, 2000 are incorporated herein by reference.

         The consolidated balance sheet of Inference at April 30, 2000 and the related consolidated statements of operations and cash flows for the three month periods ended April 30, 2000 and April 30, 1999 included in Inference's Quarterly Report on Form 10-Q for the quarter ended April 30, 2000 are incorporated herein by reference.

         (b)      Pro Forma Financial Information

         The Unaudited Pro Forma Condensed Combined Financial Information, including the Statements of Operations for the Year Ended June 30, 1999 and the nine months ended March 31, 2000, the Balance Sheet as of March 31, 2000, and Notes 1 through 5 thereto, set forth on pages 80-85 of the Proxy Statement/Prospectus, dated May 22, 2000, that forms a part of the Registrant's Registration Statement on Form S-4/A Filed May 15, 2000 (File No.
333-34848) are incorporated herein by reference.

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         (c)      Exhibits

         2.1 Agreement and Plan of Merger, dated as of March 16, 2000 by and among eGain, Inference and Merger Subsidiary (incorporated by reference to Appendix A to the Proxy Statement Prospectus, dated May 22, 2000, that forms a part of the Registration Statement on Form S-4/A, filed May 15, 2000 (File No. 333-34848)).

         23.1     Consent of Ernst & Young LLP, Independent Auditors

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 12, 2000

                                         eGAIN COMMUNICATIONS CORPORATION



                                         By        /s/  Harpreet Grewal
                                            -----------------------------------
                                                      Harpreet Grewal
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated as of March 16, 2000 by and among eGain, Inference and Merger Subsidiary (incorporated by reference to Appendix A to the Proxy Statement Prospectus, dated May 22, 2000, that forms a part of the Registration Statement on Form S-4/A, filed May 15, 2000 (File No. 333-34848)).

         23.1     Consent of Ernst & Young LLP, Independent Auditors